Finance income and finance costs	12 Months Ended
Dec. 31, 2020
Disclosure Of Finance Income And Finance Costs [Abstract]
Finance income and finance costs
8 Finance income and finance costs

	Note	2020 US$m	2019 US$m	2018 US$m
Finance income from equity accounted units		4	4	7
Other finance income (including bank deposits, net investment in leases, and other financial assets)		137	296	242
Total finance income		141	300	249

Interest on:
– Financial liabilities at amortised cost (excluding lease liabilities) and associated derivatives		(561)	(816)	(775)
– Lease liabilities		(50)	(55)	(2)
Fair value movements:
– Bonds designated as hedged items in fair value hedges		(284)	(185)	96
– Derivatives designated as hedging instruments in fair value hedges		287	181	(73)
Loss on early redemption of bonds(a)		—	—	(94)
Amounts capitalised	14	340	321	296
Total finance costs		(268)	(554)	(552)
(a)In 2018 we completed a bond buy-back programme of US$1.9 billion (nominal value). Loss on early redemption of bonds included a premium charge of US$72 million, unamortised debt issuance costs and fees of US$9 million, the write-off of the fair value hedge adjustment of US$16 million and the reclassification of a gain out of the cost of hedging reserve of US$3 million. Net interest paid in the Group cash flow statement included the payment of the premiums and the accelerated interest associated with the bond redemptions (US$80 million). There was no bond buy-back programme in 2020 or 2019.